Exhibit 21
Subsidiaries
Steadfast Income REIT Operating Partnership, L.P. (Delaware)
SIR Lincoln Tower, LLC (Illinois)
SIR Park Place, LLC (Iowa)
SIR Arbor Pointe, LLC (Delaware)
SIR Clarion Park, LLC (Delaware)
SIR Cooper Creek, LLC (Delaware)
SIR Truman Farm, LLC (Delaware)
SIR Prairie Walk, LLC (Delaware)
SIR EBT Lofts, LLC (Delaware)
SIR Windsor on the River, LLC (Delaware)
SIR Renaissance, LLC (Delaware)
SIR Spring Creek, LLC (Delaware)
SIR Montclair Parc, LLC (Delaware)
SIR Sonoma Grande, LLC (Delaware)
SIR Estancia, LLC (Delaware)
SIR Montelena, LLC (Delaware)
SIR Valley Farms, LLC (Delaware)
SIR Hilliard Park, LLC (Delaware)
Hilliard Park Partners, L.L.C. (Ohio)
SIR Sycamore Terrace, LLC (Delaware)
SIR Hilliard Summit, LLC (Delaware)
Hilliard Meadows Apartments, LLC (Ohio)
SIR SM Apartments, LLC (Delaware)
SIR Renaissance Condos, LLC (Delaware)
SIR Ashley Oaks, LLC (Delaware)
SIR Moorings, LLC (Delaware)
SIR Arrowhead, LLC (Delaware)
SIR Residential Services, Inc. (California)
SIR Forty 57, LLC (Delaware)
SIR Valley Farms Clubhouse, LLC (Delaware)
SIR Valley Farms North, LLC (Delaware)
SIR Riverford, LLC (Delaware)
SIR Keystone, LLC (Delaware)
SIR Montecito, LLC (Delaware)
SIR Hilliard Grand, LLC (Delaware)
Hilliard Grand Apartments, LLC (Ohio)
SIR Fairmarc, LLC (Delaware)
SIR Library Lofts, LLC (Delaware)
SIR Buda Ranch, LLC (Delaware)
SIR Deep Deuce, LLC (Delaware)
SIR Deer Valley, LLC (Delaware)
SIR Grayson Ridge, LLC (Delaware)
SIR Rosemont, LLC (Delaware)
SIR Quail North, LLC (Delaware)
SIR Trails Edge, LLC (Delaware)
SIR Waterford, LLC (Delaware)
SIR Arbors, LLC (Delaware)
SIR Belmont Apartments, LLC (Delaware)
SIR Steiner Ranch Apartments, LLC (Delaware)
SIR Tapestry Park, LLC (Delaware)
SIR Dawntree, LLC (Delaware)
SIR Stuart Hall, LLC (Delaware)
Brice Grove Apartments, LLC (Delaware)
SIR Brice Grove, LLC (Delaware)
SIR Hamburg, LLC (Delaware)

SIR Cantare, LLC (Delaware)
SIR Heights, LLC (Delaware)
SIR Mansfield Landing, LLC (Delaware)
SIR Special Member Ltd., Inc. (Delaware)
SIR Spring Creek LTD., Inc. (Delaware)
SIR Waterford Riata, LLC (Delaware)
SIR Huffmeister Villas, LLC (Delaware)
SIR Kingwood Villas, LLC (Delaware)
SIR Carrington Park, LLC (Delaware)
SIR Carrington Place, LLC (Delaware)
SIR Carrington Champion, LLC (Delaware)
SIR Willow Crossing, LLC (Delaware)
SIR Katy Ranch, LLC (Delaware)
SIR Sienna Grand, LLC (Delaware)
SIR Audubon Park, LLC (Delaware)
SIR Mallard Crossing, LLC (Delaware)
SIR Carol Stream, LLC (Delaware)
SIR Creekside, LLC (Delaware)
SIR Mapleshade, LLC (Delaware)
SIR Richland, LLC (Delaware)
SIR Oak Crossing, LLC (Delaware)
SIR Park Shore, LLC (Delaware)